EMVELCO CORP.

468 N. Camden Drive, Suite 315, Beverly Hills, CA 90210
Tel +1 (310) 285-5350 Fax +1 (310) 285-5353

September 18, 2007

To: Verge Living Corporation
Attention: Darren C Dunckel, President

We the undersigned, Emvelco corporation, hereby confirm our obligation to indemnify Verge Living Corporation ("Verge") for all tax paid by Verge - resulted from the difference between:

(a) Verge's tax chargeable income from the 'Verge' project located at 600 North Main Street, Las Vegas, Nevada ("Project") up to 21,700,000$ and

(b) the book value of the Project for tax purposes in Verge's books at the closing Date of the sale of Verge's shares to Kidron Industrial Holdings Ltd.

For example, if:

(i) The book value of the project at the date of closing shall be 11,700,000$; and -
(ii) The tax chargeable income from the Project shall be 30,000,000$; and
(iii) The tax rate shall be 34%;

Than the relevant difference shall be 10,000,000$ and Emvelco shall indemnify verge for the tax paid up to 3,400,000$.

Said indemnification was approved by Emvelco Board of Directors on its meeting on September 18, 2007.

Sincerely;

Yossi Attia, CEO

CC – Robin Ann Gorelick Esq – Corporate Attorney